                                                                   EXHIBIT 99.20


DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (JCA)


                            MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached July Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
----------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to July Monthly Operating Report

                                         Summary Of Bank, Investment & Petty Cash Accounts                             Attachment 1
                                              Great Pacific NW Cruise Line, L.L.C.
Summary                                             Case No: 01-10977 (JCA)                                               UNAUDITED
Great Pacific NW Cruise Line, LLC                  For Month Of July, 2002

                                               Balances
                                    ---------------------------------      Receipts &        Bank
                                          Opening            Closing       Disbursements     Statements      Account
Account                             As Of 7/01/02       As Of 7/31/02      Included          Included        Reconciled
-------                             -------------       -------------      --------          --------        ----------
Great Pacific NW Cruise Line                 0.00                0.00      No -              No -            No -
Payroll                                                                    Account           Account         Account
U.S. Bank                                                                  Closed            Closed          Closed
Account # - 153390417191

Great Pacific NW Cruise Line                 0.00                0.00      No -              No -            No -
Steamer                                                                    Account           Account         Account
U.S. Bank                                                                  Closed            Closed          Closed
Account # - 153390417191

Great Pacific NW Cruise Line                 0.00                0.00      No -              No - Not        No -
Columbia Queen Petty Cash                                                  No Activity       Concentration   No Activity
                                                                                             Account

                                                     Receipts & Disbursements                                          Attachment 2
                                               Great Pacific NW Cruise Line, L.L.C.
Summary                                             Case No: 01-10977 (JCA)
Great Pacific NW Cruise Line, LLC                   For Month Of July, 2002
Attach 2


              No Receipts Or Disbursements Due To All Accounts Closed

                                             Concentration & Investment Account Statements                             Attachment 3
                                                 Great Pacific NW Cruise Line, L.L.C.
Summary                                               Case No: 01-10977 (JCA)
Great Pacific NW Cruise Line, LLC                     For Month Of July, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 16:55:03
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: JUL-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                     PTD-Actual
                                                      31-Jul-02
                                                     ----------
Revenue
Gross Revenue                                              0.00
Allowances                                                 0.00
                                                     ----------
Net Revenue                                                0.00

Operating Expenses
Air                                                        0.00
Hotel                                                      0.00
Commissions                                                0.00
Onboard Expenses                                           0.00
Passenger Expenses                                    (1,454.50)
Vessel Expenses                                            0.00
Layup/Drydock Expense                                      0.00
Vessel Insurance                                       8,779.63
                                                     ----------
Total Operating Expenses                               7,325.13

                                                     ----------
Gross Profit                                          (7,325.13)

SG&A Expenses
Sales & Marketing                                          0.00
Start-Up Costs                                             0.00
                                                     ----------
Total SG&A Expenses                                        0.00

                                                     ----------
EBITDA                                                (7,325.13)

Depreciation                                               0.00

                                                     ----------
Operating Income                                      (7,325.13)

Other Expense/(Income)
Interest Income                                            0.00
Equity in Earnings for Sub                                 0.00
Reorganization expenses                                    0.00
                                                     ----------
Total Other Expense/(Income)                               0.00

                                                     ----------
Net Pretax Income/(Loss)                              (7,325.13)

Income Tax Expense                                         0.00

                                                     ----------
Net Income/(Loss)                                     (7,325.13)
                                                     ==========

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:04:04
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: JUL-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                      YTD-Actual            YTD-Actual
                                                      31-Jul-02              22-Oct-02
                                                     -------------         -------------
ASSETS

Cash and Equivalent                                           0.00             31,623.21

Restricted Cash                                               0.00                  0.00

Accounts Receivable                                           0.00             11,425.61

Inventories                                                   0.00            199,562.38

Prepaid Expenses                                              0.00              2,800.00

Other Current Assets                                          0.00                  0.00

                                                     -------------         -------------
Total Current Assets                                          0.00            245,411.20

Fixed Assets                                                  0.00         45,093,524.95

Accumulated Depreciation                                      0.00         (1,870,234.50)

                                                     -------------         -------------
Net Fixed Assets                                              0.00         43,223,290.45

Net Goodwill                                                  0.00                  0.00

Intercompany Due To/From                             (10,107,149.00)       (9,983,225.62)

Net Deferred Financing Fees                                   0.00          2,545,011.02

Net Investment in Subsidiaries                                0.00                  0.00

Other Non Current Assets                             12,000,000.00                  0.00

                                                     -------------         -------------
Total Other Assets                                    1,892,851.00         (7,438,214.60)

                                                     -------------         -------------
Total Assets                                          1,892,851.00         36,030,487.05
                                                     =============         =============

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:04:04
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: JUL-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                      YTD-Actual             YTD-Actual
                                                       31-Jul-02             22-Oct-02
                                                     -------------         -------------
LIABILITIES

Accounts Payable                                            235.00                180.00

Accrued Liabilities                                           0.00            331,444.68

Deposits                                                      0.00                  0.00

                                                     -------------         -------------
Total Current Liabilities                                   235.00            331,624.68


Long Term Debt                                                0.00                  0.00

Other Long Term Liabilities                                   0.00                  0.00

                                                     -------------         -------------
Total Liabilities                                           235.00            331,624.68

Liabilities Subject to Compromise                    37,788,314.80         37,792,814.64

OWNER'S EQUITY

Common Stock                                                  0.00                  0.00

Add'l Paid In Capital                                         0.00                  0.00

Current Net Income (Loss)                            (33,710,792.99)           18,578.51

Retained Earnings                                    (2,184,905.81)        (2,112,530.78)

                                                     -------------         -------------
Total Owner's Equity                                 (35,895,698.80)       (2,093,952.27)

                                                     -------------         -------------
Total Liabilities & Equity                            1,892,851.00         36,030,487.05
                                                     =============         =============

Great Pacific                       ATTACHMENT 6                  01-10977 (JCA)
NW Cruise Line, LLC    Summary List of Due To/Due From Accounts
                          For the Month Ended July 31, 2002

                                                             BEGINNING                                         ENDING
AFFILIATE NAME                              CASE NUMBER       BALANCE         DEBITS       CREDITS             BALANCE
American Classic Voyages Co.                01-10954       15,472,854.20           --             --       15,472,854.20
AMCV Cruise Operations, Inc.                01-10967       (9,433,330.28)          --         446.30       (9,433,776.58)
The Delta Queen Steamboat Co.               01-10970        8,418,523.91     1,454.50       8,333.33        8,411,645.08
DQSB II, Inc.                               01-10974             (339.49)          --             --             (339.49)
Great AQ Steamboat, L.L.C                   01-10960           (5,552.79)          --             --           (5,552.79)
Great River Cruise Line, L.L.C              01-10963           (4,812.08)          --             --           (4,812.08)
Great Ocean Cruise Line, L.L.C              01-10959          (10,219.55)          --             --          (10,219.55)
Cruise America Travel, Incorporated         01-10966         (674,733.24)          --             --         (674,733.24)
Delta Queen Coastal Voyages, L.L.C          01-10964          118,887.26           --             --          118,887.26
Cape May Light, L.L.C                       01-10961            5,380.67           --             --            5,380.67
Project America, Inc.                       N/A               (27,500.00)          --             --          (27,500.00)
Oceanic Ship Co.                            N/A                 1,701.33           --             --            1,701.33
Project America Ship I, Inc.                N/A               291,567.65           --             --          291,567.65
Ocean Development Co.                       01-10972       (24,185,738.20)         --             --       (24,185,738.20)
Great Hawaiian Properties Corporation       01-10971          (66,513.26)          --             --          (66,513.26)
                                                         ----------------------------------------------------------------
                                                          (10,099,823.87)    1,454.50       8,779.63       (10,107,149.00)
                                                         ================================================================

                      Great Pacific NW Cruise Line, L.L.C.
                                 01-10977 (JCA)



                            Accounts Receivable Aging
                               As of July 31, 2002



                                  Attachment 7


                                 Not Applicable

                                 COLUMBIA QUEEN
                                AP-STEAMER CHECKS

                               24-000-221300-00000

                                     JULY-02

OUTSTANDING CHECKS:

       1566 K Tinnin (American Express)          180.00
       1611 Charles Saporiti                      55.00

                                                 ------
       TOTAL PER G/L:                            235.00
                                                 ======

                                 ATTACHMENT # 8

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (JCA)


                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JULY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JULY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.